AXA PREMIER VIP TRUST – TARGET ALLOCATION PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (the “Trust”) regarding the Target Allocation Portfolios (each, a “Target Allocation Portfolio” and collectively, the “Target Allocation Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Target Allocation Portfolios for administration services.

Effective October 1, 2014, the last paragraph in the section of the Prospectus entitled “Management Team – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Target Allocation Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Target Allocation Portfolios are aggregated with those of the Trust’s AXA Allocation Portfolios, which are offered in another prospectus. The asset-based administration fee is equal to an annual rate of 0.150% of the first $20 billion of the aggregate average daily net assets of the Target Allocation Portfolios and AXA Allocation Portfolios; 0.125% on the next $5 billion; and 0.100% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate, serves as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Target Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.